UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

Petco Health and Wellness Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39878	84-1005932
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10850 Via Frontera

San Diego, California 92127

(Address of Principal Executive Offices)

(858) 453-7845

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 19, 2021, Petco Health and Wellness Company, Inc. (the “Company,” “we” or “our”) closed its initial public offering (“IPO”) of 55,200,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $18.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-251107), as amended (the “Registration Statement”). In connection with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of January 19, 2021, by and between the Company and Scooby Aggregator, LP, a Delaware limited partnership (our “Principal Stockholder”), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Stockholder’s Agreement, dated as of January 19, 2021, by and between the Company and our Principal Stockholder (the “Stockholder’s Agreement”), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with our conversion from a Delaware limited liability company to a Delaware corporation and the closing of the IPO, the Company issued (1) 171,224,140 shares of Class A Common Stock and 37,790,781 shares of Class B-1 common stock, par value $0.001 per share (the “Class B-1 Common Stock”), to our Principal Stockholder; (2) 19,273,298 shares of Class B-2 common stock, par value $0.000001 per share (the “Class B-2 Common Stock”) to CVC B-2 SPV, LLC; and (3) 18,517,483 shares of Class B-2 Common Stock to 9314601 B-2 SPV, LLC. The shares of Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock were issued pursuant to our conversion in reliance on the exemptions contained in Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the Board

On January 19, 2021, in connection with the closing of the IPO, Mary Sullivan joined the Board of Directors of the Company (the “Board”). Messrs. Ronald Coughlin, Jr., Maximilian Biagosch, Cameron Breitner, Gary Briggs, Nishad Chande and Christopher J. Stadler and Mss. Christy Lake, Jennifer Pereira and Sabrina Simmons are already serving as directors of the Company. In addition, Mr. Coughlin was appointed as Chairman of the Board. Mr. Briggs, Ms. Lake and Ms. Simmons qualify as “independent directors” for purposes of serving on the Board and its committees under the applicable rules. The Board assigned each director to the classes listed below. In addition, the directors have been appointed to the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as follows:

Name	Class	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ronald Coughlin, Jr.	I
Maximilian Biagosch	I	X(Chair)	X
Cameron Breitner	I		X(Chair)	X
Gary Briggs	III			X(Chair)
Nishad Chande	III	X
Christy Lake	II		X
Jennifer Pereira	II
Sabrina Simmons	I	X
Christopher J. Stadler	II
Mary Sullivan	III			X

Ms. Sullivan was nominated as a director pursuant to the Stockholder’s Agreement. There are no transactions in which Ms. Sullivan has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Sullivan’s biography is disclosed in the Company’s Registration Statement, dated January 6, 2021, and is incorporated herein by reference.

Each director has also entered into standard indemnification agreements with the Company, which provide for the standard indemnification and advancement of expenses to the fullest extent permitted by law consistent with the Company’s Second Amended and Restated Bylaws. The description of the indemnification agreements is intended to provide a general description only, is subject to the detailed terms and conditions of and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which was previously filed as Exhibit 10.2 to the Company’s Registration Statement dated December 3, 2020, and is incorporated herein by reference.

2021 Equity Incentive Plan

On January 12, 2020, the Board adopted the 2021 Equity Incentive Plan (the “2021 Plan”) to promote and closely align the interests of employees, officers, non-employee directors and other service providers of the Company and its stockholders by providing stock-based compensation and other performance-based compensation. The 2021 Plan provides for the grant of stock options (incentive stock options and “non-qualified” stock options), stock appreciation rights, restricted stock, restricted stock units, incentive bonuses and other stock-based awards. The maximum number of shares that may be issued under the 2021 Plan will not exceed 28,271,641, subject to certain adjustments in the event of a change in the Company’s capitalization. The 2021 Plan will be administered by the Compensation Committee or such other committee designated by the Board to administer the 2021 Plan.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the 2021 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

On January 12, 2020, the Board adopted the 2021 Employee Stock Purchase Plan (the “2021 ESPP”) to encourage and enable eligible employees to acquire a proprietary interest in the Company through the ownership of the Company’s Class A Common Stock. A maximum of 7,710,448 shares of Class A Common Stock may be purchased under the 2021 ESPP. The 2021 ESPP, and the rights of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. The 2021 ESPP will be administered by the Compensation Committee or such other committee designated by the Board to administer the 2021 ESPP.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the 2021 ESPP, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the IPO, the Company amended and restated its Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) and amended and restated its Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2020 and became effective on January 19, 2020, and the Second Amended and Restated Bylaws became effective upon the Second Amended and Restated Certificate of Incorporation becoming effective. A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock,” and is incorporated herein by reference. The descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Petco Health and Wellness Company, Inc.

3.2	Second Amended and Restated Bylaws of Petco Health and Wellness Company, Inc.

4.1	Registration Rights Agreement, dated as of January 19, 2021, by and between Petco Health and Wellness Company, Inc. and Scooby Aggregator, LP

4.2	Stockholder’s Agreement, dated as of January 19, 2020, by and between Petco Health and Wellness Company, Inc. and Scooby Aggregator, LP

10.1	Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan

10.2	Petco Health and Wellness Company, Inc. 2021 Employee Stock Purchase Plan

10.3	Form of Indemnification Agreement for Directors and Certain Officers (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1, filed on December 3, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2021	Petco Health and Wellness Company, Inc.

	By:	/s/ Ronald Coughlin, Jr.
Ronald Coughlin, Jr.
Chief Executive Officer